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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                        February 11, 2003

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	1-13232 (Commission File Number)	84-1259577 (I.R.S. Employer Identification No.)
2000 SOUTH COLORADO BOULEVARD, TOWER TWO SUITE 2-1000, DENVER, CO 80222-7900 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code                        (303) 757-8101

NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE.

        The press release of Apartment Investment and Management Company ("Aimco"), dated February 11, 2003, attached hereto as Exhibit 99.1 is furnished herewith. Aimco will hold quarterly and 2002 earnings conference call on February 12, 2003 at 1:00 p.m. eastern time. You may participate in the conference call by dialing 888-228-8198, or 706-634-5947 for international callers. The live conference call can also be accessed via the Internet at Aimco's website at www.aimco.com/about/financial/4Q2002.asp.

        If you are unable to join the live conference call, you may access the replay by dialing 800-642-1687, or 706-645-9291 for international callers, access code 7655397. The webcast replay link will be available at www.aimco.com/about/financial/4Q2002.asp. Both replays will be available for 14 days. Please note that the full text of the release and supplemental schedules are available via Aimco's website at www.aimco.com/about/financial/4Q2002.asp. The information contained on Aimco's website is not incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)    Exhibits

          The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Fourth Quarter and 2002 Earnings Release dated February 11, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 11, 2003

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

/s/ THOMAS C. NOVOSEL Thomas C. Novosel Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Fourth Quarter and 2002 Earnings Release dated February 11, 2003

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  ITEM 9. REGULATION FD DISCLOSURE.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX